--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 6, 2006


                                  ZHONGPIN INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                   333-112111                  54-2100419
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


21 CHANGSHE ROAD, CHANGGE CITY, HENAN PROVINCE
        THE PEOPLE'S REPUBLIC OF CHINA
   (Address of principal executive offices)                (Zip Code)


                               011 86 374-6216633
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 6, 2006, Henan Zhongpin Food Share Co., Ltd. ("Henan Zhongpin"), a wholly-owned subsidiary of our company, entered into a lease agreement (the "Lease Contract") with Heilongjiang Gongzhun Meat Food Co., Ltd. ("Heilongjiang"), providing that Henan Zhongpin shall have the full use of Heilongjiang's meat processing facilities in Hailun City, Heilongjiang Province in the People's Republic of China. The term of the Lease Contract shall begin on November 6, 2006. The Lease Contract has the following principal terms:

o The term of the lease shall be three years, running from November 6, 2006 to November 6, 2009.

o Rent shall be 1,900,000 RMB (US$251,116.75) for the first year and 2,100,000 RMB (US$266,497.46) per year for the second and third years of the lease term.

o Except for certain heavy repair expenses, all expenses associated with operating the processing facility shall be included in the rent, including costs for animal quarantine inspection, environmental assessments, steam, water, electricity, heat, sewage, security checks and technical supervision.

o Henan Zhongpin shall have full use of the production facilities, including the right to manage the staff of the production facility, its materials, production, supplies and sale of its products.

o Neither Heilongjiang nor any third party shall have the right to interfere with Henan Zhongpin's normal production and operation activities at the facility during the lease term.

o In the event that business conditions are poor and other special conditions arise, Henan Zhongpin shall have the right to terminate the Lease Contract on three months' written notice without constituting a breach of contract.

         An English language translation of the Lease Contract is attached as
Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The leased facilities include a processing plant with a total of two production lines. The total current production capacity for chilled pork and frozen pork at the facilities is 80 metric tons per day, based on an eight-hour working day, or approximately 27,000 metric tons on an annual basis.

         We currently expect to commence production of chilled and frozen pork at the leased facilities in November 2006.



                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)   Exhibits. The following exhibits are furnished herewith:

         Exhibit No.    Description
         -----------    -----------

         10.1 Leasing Contract, dated as of November 6, 2006, between Henan Zhongpin Food Share Co., Ltd. and Heilongjiang Gongzhun Meat and Food Co., Ltd. (Translated from Mandarin).

         99.1           Press Release of Zhongpin Inc., dated as of November 9,
                        2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZHONGPIN INC.
                                  (Registrant)





                                  By: /s/ Xianfu Zhu
                                      -------------------------------
                                      Name:  Xianfu Zhu
                                      Title: Chief Executive Officer


Dated: November 9, 2006

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.      Description
-----------      -----------

10.1 Leasing Contract, dated as of November 6, 2006, between Henan Zhongpin Food Share Co., Ltd. and Heilongjiang Gongzhun Meat and Food Co., Ltd. (Translated from Mandarin).

99.1             Press Release of Zhongpin Inc., dated as of November 9, 2006.